UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) June 14, 2005

                             MCLEODUSA INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

           0-20763                                       42-1407240
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   (Commission File Number)                    (IRS Employer Identification No.)

        McLeodUSA Technology Park
        4200 C. Street SW, P.O. Box 3177
        Cedar Rapids, IA                                          52406-3177
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 (Address of Principal Executive Offices)                         (Zip Code)

                                 (319) 364-0000
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              (Registrant's Telephone Number, Including Area Code)

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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

            On June 17, 2005, McLeodUSA Incorporated ("the Company") issued a press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing that it received on June 14, 2005, a notice from The Nasdaq Stock Market, Inc. ("Nasdaq") indicating that, as previously disclosed, the Company does not comply with Nasdaq Marketplace Rule 4310(c)(2)(B)(ii), which requires companies listed on The Nasdaq SmallCap Market to maintain a market value of listed securities of $35 million, and that the Company had not regained compliance in accordance with Marketplace Rule 4310(c)(8)(c). The Company also received on June 16, 2005 notice from Nasdaq that its common stock had not regained compliance with Nasdaq Marketplace Rule 4310(c)(4), which requires listed companies to maintain a minimum bid price of at least $1.00 per share. As a consequence, subject to appeal, the Company was notified that its Class A Common Stock and Series A Preferred Stock would be delisted from The Nasdaq SmallCap Market at the opening of business on June 23, 2005.

            In light of the previously announced strategic and financial restructuring alternatives it is pursuing, the Company has determined not to request a hearing to appeal Nasdaq's determination to delist the Company's securities.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.      Description
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99.1             Press Release, dated June 17, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MCLEODUSA INCORPORATED


Dated: June 17, 2005                         By:  /s/ G. Kenneth Burckhardt
                                                  -----------------------------
                                             Name:  G. Kenneth Burckhardt
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.      Description
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99.1             Press Release, dated June 17, 2005